2020 THIRD QUARTER RESULTS NASDAQ: FULT Data as of September 30, 2020 unless otherwise noted

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s Q4 2020 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters end March 31, 2020 and June 30, 2020 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

INCOME STATEMENT SUMMARY Change From 3Q20 2Q20 3Q19 (dollars in thousands, except per-share data) Net Interest Income $ 154,116 $ 1,362 $ (7,144) Provision for Credit Losses 7,080 (12,490) 4,910 Non-Interest Income 63,246 10,329 7,925 Securities Gains 2 (3,003) (4,490) Non-Interest Expense 139,147 (3,859) (7,623) Income before Income Taxes 71,137 25,036 (996) Income Taxes 9,529 2,988 (496) Net Income $ 61,607 $ 22,049 $ (501) Net income per share (diluted) $ 0.38 $ 0.14 $ 0.01 ROA (1) 0.97% 0.31% (0.18) % ROE (2) 10.32% 3.43% (0.32) % ROE (tangible) (3) 13.50% 4.51% (0.53) % Efficiency ratio (3) 62.3% (4.0) % (1.3) % 1. ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. 2. ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. 3. Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 3

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields ($ IN BILLIONS) ($ IN MILLIONS) $25 8.00% $4 $20 $4 $3 $200 4.00% $3 $3 6.00% $18 $19 $15 $16 $17 $17 $180 4.00% 3.75% $10 4.25% 4.07% 3.97% $161 $159 $161 3.32% 3.13% $5 2.00% $160 $153 $154 3.50% 3Q19 4Q19 1Q20 2Q20 3Q20 $140 Loans Securities & Other 3.31% 3.25% Interest-Earning Asset Yield (FTE) $120 3.22% 3.21% 3.00% Average Liabilities & Rates $100 ($ IN BILLIONS) 2.75% $80 2.81% $25 3.00% 2.70% $2 $20 $2 $2 $2 $60 2.50% $2 $19 $20 2.00% $15 $17 $17 $17 $10 $40 1.00% 2.25% 1.29% 1.16% $5 1.02% 0.72% 0.62% $20 $— 0.00% 2.00% 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Cost of Interest-bearing Liabilities Net Interest Income Borrowings Net Interest Margin (Fully-taxable equivalent basis, or FTE) Deposits 4

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans $50 $44 $150 1.50% $40 $145 0.81% 0.84% 0.82% 1.00% 0.75% 0.75% $30 $140 $141 $140 $140 $21 $20 0.50% $135 $142 $20 $136 $10 $7 $130 0.00% 3Q19 4Q19 1Q20 2Q20 3Q20 $2 3Q19 4Q19 1Q20 2Q20 3Q20 NPL NPLs/Loans Net Charge-offs (NCOs) and NCOs to Average Loans ACL(1) to NPLs & Loans $40 1.00% 0.65% 200% 183% 188% 2.00% 170% $30 $27 175% 1.75% 0.26% 0.50% 0.15% 0.09% 150% 1.50% $20 122% 0.00% 125% 116% $11 -0.05% 1.40% 1.37% 1.40% 1.25% $10 $6 100% $4 (0.50)% 1.00% 1.00% $(2) 75% $0 0.97% (1.00)% 50% 0.75% 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Net charge-offs/(recoveries) ACL/NPLs ACL/Loans NCOs/Average Loans (annualized) 1. The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include the ACL related to off-balance-sheet credit exposures. 5

NON-INTEREST INCOME(1) Three months ended September 30, 2020 (percent of total non-interest income) 3Q20 2Q20 Change (dollars in thousands) n Wealth Management $ 14,943 $ 13,407 $ 1,536 4% n Mortgage Banking 16,801 9,964 6,837 24% n Consumer Banking 10,423 9,138 1,285 n Commercial Banking 18,311 16,748 1,563 29% n Other 2,769 3,660 (891) Total $ 63,246 $ 52,917 $ 10,329 Non-interest income(1) increased 20% from 2Q20 27% Increases in all major categories: 16% n Brokerage income n Combined impact of higher sale gains (volume and spreads) and a $1.5 million MSR impairment charge in 3Q20, compared to $6.6 million MSR impairment charge in 2Q20. Wealth Management Mortgage Banking n Mainly overdraft fees Consumer Banking Commercial Banking n Primarily merchant fees and Small Business Administration income Other (1) Excluding investment securities gains 6

NON-INTEREST EXPENSE Three months ended September 30, 2020 (percent of total non-interest expense) 3Q20 2Q20 Change 19% (dollars in thousands) n Salaries and Benefits $ 79,227 $ 81,012 $ (1,785) n Occupancy 13,221 13,144 77 n Data Processing and Software 12,285 12,193 92 5% n Other Outside Services 7,617 7,600 17 n Prepayment Penalty on FHLB Advances — 2,878 (2,878) 57% n Other 26,797 26,179 618 9% Total $ 139,147 $ 143,006 $ (3,859) 10% Non-interest expense decreased 2.7% from 2Q20 Decreases in: n COVID-19 bonuses in 2Q20 and seasonal decrease in payroll taxes, partially offset by higher health insurance expense Salaries and Benefits n Prepayment Penalty on FHLB Advances recorded in 2Q20 Occupancy Data Processing and Software Other Outside Services Increases in: Prepayment penalty on FHLB Advances Other n $1.5 million SEC litigation settlement recorded in 3Q20 7

COST SAVING INITIATIVES Comprehensive review of expenses undertaken over the past 4 months resulting in the following cost savings initiatives: Anticipated Pre-Tax Charges $20.0 • Previously disclosed 21 financial centers expected Projected to be closed and consolidated in January 2021 $16-$17 • Further cost savings initiatives planned related to $15.0 delivery systems, reallocation of management responsibilities and flattening of reporting structures, vendor contracts and streamlining of other functions $10.0 • Including the 21 financial center closures and consolidation announced on October 1, 2020, initiatives expected to result in annualized pre-tax $5.0 Projected savings of $25 million to be fully-realized in 2Q21 Actual $0-$1 $0.8 • A portion of the savings to be reinvested to accelerate digital transformation $— 3Q20 4Q20 1Q21 dollars in millions • Anticipate aggregate pre-tax charges of $17 to $19 million to be recorded, which are expected to be recovered through non-interest expense reductions within approximately 8 months 8

CAPITAL POSITION REMAINS STRONG (as of September 30, 2020) 17.5% 15.0% 13.9% 12.5% $648 10.0% 9.5% 9.5% $196 $485 7.4% 7.5% $601 5.0% 2.5% —% Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total Risk Based Regulatory Minimums Excess(2) Suspended share repurchases in Mid-March. Dividend remains at $0.13 quarterly. 1. Regulatory capital ratios as of September 30, 2020 are preliminary. 2. Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the 9 well-capitalized minimum. Dollars are in millions.

Q4 2020 OUTLOOK All previous guidance for 2020 has been withdrawn due to the impact from COVID-19. At this time, select guidance for the fourth quarter of 2020 will be provided on the following areas in comparison to third quarter of 2020 actual results, except effective tax rate is the expected range of the effective tax rate for the fourth quarter of 2020: • Loans: Overall loan growth, including PPP, expected to be +/- 1 - 2%. • Deposits: Overall deposit decline expected to be 3 - 5%, with seasonal municipal deposit outflows accompanied by modest runoff of PPP funds. • Net Interest Income: In the range of $153 - $158 million, which includes $3-4 million attributable to PPP loan forgiveness. • Non-Interest Income: In the range of $57 - $62 million. • Non-Interest Expense: In the range of $139 - $142 million, excluding charges related to cost saving initiatives. • Effective Tax Rate: Between 14.5% - 15.5% 10

NON-GAAP RECONCILIATION Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended Sep 30 Jun 30 Sep 30 Return on average shareholders' equity (tangible) 2020 2020 2019 Net income $ 61,607 $ 39,559 $ 62,108 Plus: Intangible amortization, net of tax 103 104 846 (Numerator) 61,711 39,663 62,954 Average shareholders' equity $ 2,374,091 $ 2,309,133 $ 2,315,585 Less: Average goodwill and intangible assets (534,971) (535,103) (535,184) Average tangible shareholders' equity (denominator) 1,839,120 1,774,030 1,780,401 Return on average shareholders' equity (tangible), annualized 13.5% 9.0% 14.0% 11

NON-GAAP RECONCILIATION Three months ended Sep 30 Jun 30 Sep 30 Efficiency ratio 2020 2020 2019 Non-interest expense $ 139,147 $ 143,006 $ 146,770 Less: Prepayment penalty of FHLB advances — (2,878) (4,326) Less: Amortization of tax credit investments (1,694) (1,450) (1,533) Less: Intangible amortization (132) (132) (1,071) Non-interest expense (numerator) 137,321 138,545.555 139,840 Net interest income (fully taxable equivalent) $ 157,106 $ 155,854 $ 164,517 Plus: Total Non-interest income 63,248 55,922 59,813 Less: Investment securities gains, net (2) (3,005) (4,492) Total revenue (denominator) $ 220,353 $ 208,771 $ 219,838 Efficiency ratio 62.3% 66.4% 63.6% 12

APPENDIX - CREDIT DISCLOSURES Additional detail on deferrals and select industries (data as of September 30, 2020; all industry classifications based on NAICS codes) 13

Deferrals Have Declined (1) Based on regulatory classifications. (2) Represents the portion of the portfolio balance as of September 30, 2020 that consists of loans that had entered into COVID-19 pandemic-related payment deferral arrangements at any time, including loans for which the payment deferral arrangements expired prior to September 30, 2020 and were not subsequently renewed or extended, and loans for which initial payment deferral arrangements expired prior to September 30, 2020 and the payment deferral arrangements were subsequently renewed or extended. (3) Represents the portion of the portfolio balance as of September 30, 2020 that consists solely of loans for which initial COVID-19 pandemic-related payment deferral arrangements expired prior to September 30, 2020 and the payment deferral arrangement were subsequently renewed or extended. With respect to the residential mortgage portfolio, this includes all loans currently under forbearance, whether initial or extended term. Note: Deferrals generally have a 90 day term. Residential mortgage forbearances generally have a 180 day term. 14

Selected Industries With Heightened Risk Due to COVID-19 (1) Based on regulatory classifications. Commercial Portfolio consists of Commercial and Industrial, Commercial Mortgage, and Construction loans to commercial borrowers. Note: "Pass," "Special Mention" and "Substandard or Lower" are the Corporation's internal risk rating categories. Please see Note 1 - Basis of Presentation in the Corporation's Form 10-Q for the quarter ended June 30, 2020 for a description of these categories. 15

Complete Hotel Portfolio Reviewed With Updated Risk Ratings • 60 hotel loans totaling $366 million or 2.6% of the portfolio. • Average loan size of $3.0 million. • Approximately 51% of the hotel loans are in a COVID-19 deferral. • Concentration in hotels that primarily rely on leisure segments in “drive-to” markets, which have been recovering faster than those dependent on air travel. • 74% of hotel loan portfolio consists of limited service hotels / extended stay hotels which typically have lower operating costs. • Most loans are backed by experienced hotel operators with positive global cash flow and liquidity. Majority of the loans include a personal guaranty from the principal(s). 16

Food Services/Restaurant Portfolio Reflects Diversity In Size, Type And Geography Food Services/Restaurants portfolio reflects diversity in size, type and 12% geography • Portfolio size of $106 million. 18% 42% • Diversified and granular portfolio with average loan size of $250 thousand. • Geographically dispersed exposure, 28% with most destinations now open, subject to government capacity limits. Full-Service Restaurants Food Services and Drinking Places Cafeteria and Limited service Specialty and Caterers 17

Arts and Entertainment: Portfolio Risk Assessment Shows Reasonable Ability To Perform Given Current Environment The Arts/Entertainment portfolio risk assessment 3% 3% shows reasonable ability to perform given current 4% environment 10% 37% • Portfolio of $290 million. • Diverse portfolio with average loan size of 12% $1.1 million. • Largest sub-sector includes fitness centers. 14% 80% of fitness portfolio comprised primarily 17% of regional YMCA facilities across five-state footprint, which are open and operating as well as providing social and youth support activities during pandemic. Fitness and Recreational Sports Centers Golf Courses and Country Clubs • Performing Arts Promoters, Theater & Marinas Performing Arts and Spectator & Sports Other Arts, Entertainment, and Recreation Teams portfolios reviewed and reflect Performing Arts Promoters reasonable ability to perform given current Theater & Performing Arts environment. Spectator & Sports Teams Museums & Amusement 18

Healthcare: CCRC's Show Solid Occupancy, Performance And Continue To Have Waiting Lists CCRC's show solid occupancy, performance and 3% continue to have waiting lists 11% • Portfolio of $967 million. • Healthcare portfolio granular and diverse. 44% 20% • Largest exposure is Nursing and Continuing Care facilities, which are primarily non-profit, religious-affiliated facilities across five state footprint. Specific characteristics include: ◦ 90-95% Occupancy at most facilities. 22% ◦ Lengthy waiting lists. ◦ Demographics reflect continued demand. Minimal non-pass exposure ◦ Nursing, Continuing Care, & Rehab Facilities General Medical and Surgical Hospitals • General Medical and Surgical Hospital exposure Physician Offices is primarily to investment grade regional Vocational, Youth, & Family Services medical systems. Ambulatory & Diagnostic Facilities 19

Retail Exposure Includes Significant Auto Dealership Portfolio That Has Rebounded Nicely Retail exposure includes significant auto dealership portfolio that has rebounded nicely 10% 5% 5% • Portfolio of $680 million. • Approximately $457 million in 14% Auto and Equipment 67% Dealership exposure. Retail New and Used car sales are strong. Other(1) • Remaining portfolio granular Food Stores and diverse. Stores are open General Merchandise Stores and operating. Electronics and Home Centers Vehicle Dealer and Parts (1) Other includes the following categories and corresponding percentages: Home Furnishings Stores (3%), Nonstore Retailers & Direct Sell (2%), Health and Personal Care Stores (2%), Clothing & Jewelry Stores (2%) and Sporting Goods & Hobby (1%). 20

Energy Portfolio Detail: No Direct Exposure to Upstream or Midstream; Downstream Comprised of Oil and Gasoline Retail Distribution • Upstream - Exploration and production sector. Includes searching for crude oil and natural gas fields, drilling of exploratory wells, and drilling and operating wells to bring crude oil and/or raw natural gas to the surface. • Midstream - Involves the transportation (by pipeline, rail, barge, oil tanker or truck), storage, and wholesale marketing of crude or refined petroleum products. • Downstream - Refers to the refining of petroleum crude oil and the processing and purifying of raw natural gas, as well as the marketing and distribution of products derived from crude oil and natural gas. The downstream sector touches consumers through products such as gasoline, kerosene, jet fuel, diesel oil, heating oil, fuel oils, lubricants, waxes, asphalt, natural gas, and liquefied petroleum gas (LPG) as well as hundreds of petrochemicals. Petrochemicals are broken out separately for this exercise. 21